UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-09941

AMBASSADOR FUNDS

(exact name of registrant as specified in charter)

500 Griswold Street, Suite 2800

Detroit, MI   48226

(address of principal executive offices)

Brian T. Jeffries

Ambassador Capital Management, LLC

500 Griswold Street, Suite 2800

Detroit, MI   48226

(name and address of agent for service)

Registrant's telephone number, including area code: (313) 961-3111

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CFR270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.

Semi-Annual Report

June 30, 2012

Selkirk Opportunities Fund
Selkirk Core Fund
Selkirk Income Fund

1-855-SELKIRK

www.selkirkmutualfunds.com

TABLE OF CONTENTS

Portfolio Management Discussion

 3

Portfolio Summary

Performance Highlights

 4

Portfolio Composite

 4

Portfolio Commentary

 5

Disclosure of Fund Expenses

 8

Schedules of Investments

Selkirk Opportunities Fund

 9

Selkirk Core Fund

 10

Selkirk Income Fund

 11

Financial Statements

Statements of Assets & Liabilities

 12

Statements of Operations

 13

Statements of Changes in Net Assets

 14

Notes to Financial Statements

 15

Other Information

 20

Directors/Trustees & Officers

 22
Past performance is not a guarantee of future results.

This report must be preceded or accompanied by a Prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

All investments, including those in mutual funds, have risks and principal loss is possible.

The Selkirk Opportunities Fund and Selkirk Core Fund may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. The Selkirk Income Fund may invest in debt securities which typically decrease in value as interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Free Cash Flow: is revenue less operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Free Cash Flow Yield: is the overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

Distributor: Quasar Distributors, LLC 08/12.

PORTFOLIO MANAGEMENT DISCUSSION - JUNE 30, 2012
“Investment is most intelligent when it is most businesslike.”

- Benjamin Graham

According to Warren Buffett these words are the most important ever written about investing, but if one listens to what is said by many of today’s “experts,” they seem to be the most forgotten. This simple phrase from Graham’s legendary 1949 book, The Intelligent Investor, laid the foundation for a legion of value investors by distinguishing between investing in businesses and speculating on stocks. Graham and his disciples believe that an investor takes “an ownership interest in, or claim against a specific business enterprise.” The media, with its 24-hour news and constant focus on real-time market performance, has made it too easy for the retail investor to lose sight of the businesses that underlie the stocks they buy and sell.

When the focus is on what a stock does instead of what a stock represents, investment decisions are attempts to anticipate and capitalize on the movements of prices, which is quite different from the activity of investing as we understand it. While it is important to stay abreast of the market news coming out of companies in our portfolios, it is not for the sake of daily buying and selling. Our decision to own or to not own a particular stock is based on a much more concrete and reliable analysis of the underlying company, the veracity of which is not undermined by the daily opinion of the market or market commentators.

Our Investment decisions are based on the tenet that business fundamentals drive long-term investment performance, and our research is focused on understanding the strategy and financials of a company. We focus on cash returns on net operating assets (CRONOATM), balance sheet strength, and competitive advantages in order to determine the quality of a company, and analyze the free cash flows to find the intrinsic value, or what an intelligent investor would pay for that business.

We then wait for a stock price that provides an attractive entry point, or reasonable discount to the real worth of the business. It’s a simple concept -- the investment is made when the price offered is less than the true value of the business. After a company is purchased for the portfolios we manage, we take heed of more of Graham’s advice from The Intelligent Investor:

The investor with a portfolio of sound stocks should expect their prices to fluctuate and should neither be concerned by sizable declines nor become excited by sizable advances. He should always remember that market quotations are there for his convenience, either to be taken advantage of or to be ignored. He should never buy a stock because it has gone up or sell one because it has gone down.

We believe investors should not be concerned with erratic short-term stock price fluctuations because these movements can be the result of temporary shifts in the mood of market participants. As long as the original investment thesis holds and the fundamentals of the business remain intact the business value should not change. Daily stock price volatility is thought of as “noise” that creates undervalued and overvalued opportunities for investors.

When we purchase shares of a company on your behalf we are buying you a piece of that business. You are an owner in that company. For those of you who are in the Selkirk Opportunities Fund, we purchased Ritchie Bros. Auctioneers, Inc. (RBA) last quarter. You are now in the construction equipment auction business. Congratulations, it is an excellent business with high barriers to entry and high CRONOATM. We bought a small position because we want to be disciplined on the price you pay. If the price falls, we believe you shouldn’t worry as long as the fundamentals of Ritchie Bros. are unchanged, the true value of the business is unchanged, and the market is giving us an opportunity to buy more of the company at an even better price.

When you turn on the television and hear market analysts and news commentators excited about intraday price changes and short-term market trends, remember that it is their job to report “important” things every minute of the day. Very often, the things they are impassioned about are not that important from an intelligent investor’s point of view.

Our investment philosophy is grounded in the principle that over longer-term market cycles company fundamentals have prevailed. In other words, great companies should overcome short-term obstacles when given the time to do so. Patience and conviction are the key characteristics of investors that are able to execute this strategy. While waiting for the right price to enter an investment, and while owning a company until it achieves its proper valuation in the market, many investors are tempted by trends or frightened into questioning their decisions.

The global economy faces several challenges over the next several years. Europe is yet to overcome its sovereign debt issues. China, as an emerging economy, is facing growing pains as it grapples with the investments it has made over the past decade. The United States is struggling with a ballooning debt problem that must be tended to in the future. Investors focused on the short-term profits will struggle with the market volatility. Longer-term investors focused on company fundamentals are able to see past this short-term volatility in the market and allocate capital accordingly.

The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. You cannot invest directly in an index.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

Selkirk Funds Portfolio Summary

Performance Highlights

Total Return

Quarter

Since Inception

Ended 06/30/12

(01/01/12)

Opportunities Fund	-3.05%	1.70%
Core Fund	-2.04%	1.00%
Income Fund	-0.42%	3.64%

Portfolio Composite

Opportunities Fund Portfolio Weightings		Top 5 Equity Holdings:
Health Care	23.6%		% of Net Assets
Information Technology	19.8%	Broadridge Financial Solutions	5.97%
Financials	11.9%	OmniCare, Inc.	5.85%
Industrials	9.3%	Western Union	5.52%
Consumer Discretionary	9.1%	Lincare Holdings, Inc.	4.78%
Consumer Staples	3.8%	Charles River Laboratories	4.60%
Materials	3.5%	Total Top 5 Equity Holdings	26.72%
Core Fund Portfolio Weightings		Top 5 Equity Stock Holdings:
Consumer Staples	22.0%		% of Net Assets
Health Care	21.1%	Procter & Gamble Co.	6.45%
Information Technology	20.6%	Western Union	6.21%
Financials	13.2%	General Electric Co.	5.49%
Industrials	11.2%	Johnson & Johnson	5.34%
Consumer Discretionary	4.7%	Microsoft Corp.	4.84%
		Total Top 5 Equity Holdings	28.33%
Income Fund Portfolio Weightings		Top 5 Equity Holdings:
Consumer Staples	25.8%		% of Net Assets
Health Care	23.4%	Procter & Gamble Co.	7.03%
Information Technology	20.8%	PepsiCo, Inc.	6.08%
Industrials	13.1%	Johnson & Johnson	5.81%
Financials	6.7%	Lincare Holdings, Inc.	4.88%
Energy	2.4%	General Electric Co.	4.78%
Consumer Discretionary	1.9%	Total Top 5 Equity Holdings	28.58%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash, cash equivalents and other assets and liabilities..

Portfolio Commentary

In general, the markets were dominated by two themes during the quarter: risk-off and global exposure avoidance. While we are growing tired of the risk-on/risk-off trading, short-sighted investors continue to base their “investment” decisions on this strategy. As the European Crisis and Chinese slowdown continued to gain momentum, investors reversed course and began selling cyclical sectors (Financials, Energy, and Materials) and started to move into the defensive sectors such as Health Care, Consumer Staples and Utilities. This phenomenon is present in the performance of the sectors across the board. The Health Care, Consumer Staples, Utilities and Telecommunications sectors were all positive on the quarter, while the cyclical sectors, including Financials and Energy were negative.

Overshadowing the risk-on/risk-off strategy, in our opinion, was a trend whereby investors began selling companies with global exposure, especially companies with large revenue bases in Europe and emerging markets and reallocating to those more heavily exposed to the U.S., which emerged as the “best house” in a bad neighborhood.

Although the inception date for the Selkirk Opportunities Fund, Selkirk Core Fund and Selkirk Income Fund (the “Selkirk Funds” or “Funds”) was January 1, 2012, the Funds did not begin investing assets until the end of January, 2012. As a result, the following commentary only covers the second quarter period.

Opportunities Fund

In Q2 of 2012, the Selkirk Opportunities Fund was down 3.0% compared to the Russell 2000 index’s 3.5% decline. For the Year-to-Date period ended June 30, 2012, the Fund’s return was 1.70% compared to the Russell 2000 Index return of 8.53%

This short-term negative performance was the result of investor fears surrounding the crisis in Europe and a further slowing of the Chinese economy, both of which could have larger effects on the global economy in the future. As these issues continue to unfold, we may continue to see market volatility throughout 2012.

The best performing sector in the Opportunities Fund was the Consumer Staples sector, which gained 9%. The worst performing sector was the Consumer Discretionary sector which lost 5% during the quarter. In general, companies with limited exposure to Europe and emerging markets performed better than those with greater exposure to Europe and emerging markets.

Lincare Holdings, Inc. (LNCR), the leading U.S. provider of home oxygen therapy, was the highlight during the quarter and gained 32% upon rumors that the company was accepting acquisition bids from three buyers. Those rumors were put to rest on July 1 when Germany’s Linde AG announced that it had agreed to buy Lincare for $41.50 per share in cash.

McCormick & Co., Inc. (MKC) was the next best individual performer gaining 12% during the quarter. The company reported positive second quarter earnings on June 27 and reiterated 2012 guidance. McCormick, unlike many other companies in the food space, has been successful in raising prices to offset rising input commodity costs. McCormick is able to raise prices because its products have a large effect on the taste of meals but account for only a small portion of the cost. As a result customers are willing to pay-up to “spice-up” meals.

The worst performer in the Opportunities Fund was Weight Watchers International, Inc. (WTW), which lost 20% during the quarter. Weight Watchers encountered two challenges during the quarter. First, U.S. store visits dropped off as consumers chose to use the on-line service, which has been made very simple through the use of mobile devices. Secondly, the European division implemented a new marketing strategy in Europe at a time when Europe’s economy began to decline. Consequently, Weight Watchers could not maintain margins as revenue slowed and fixed costs increased. On a bright note, online subscriptions continue to grow at 30% plus levels. We believe the company will continue to benefit as health care providers and corporations look for ways to lower health costs via weight reduction programs.

Portfolio Commentary

Core Fund

In Q2 of 2012, the Selkirk Core Fund lost 2.0%, slightly outperforming the S&P 500 index, which lost 2.8%.

This short-term negative performance was the result of investor fears surrounding the crisis in Europe and a further slowing of the Chinese economy, both of which could have larger effects on the global economy in the future. As these issues continue to unfold, we may continue to see market volatility throughout 2012.

The best performing sector in the Core Fund was the Consumer Discretionary sector, which gained 8% on strong performance from Home Depot, Inc. (HD) and Walt Disney Company (DIS). Home Depot continues to successfully execute on its supply chain and IT restructuring plans, and Disney showed with the success of The Avengers that it has the ability to build profitable franchises within the newly acquired Marvel universe. If Marvel proves to be a long-lived asset like many other Disney franchises, the company will be able to leverage Marvel characters for many years to come. The worst performing sector was the technology sector, which lost 10% during the quarter. Investors fled technology holdings because of heavy exposure to Europe and China. While issues in Europe and China will surely affect the earnings in the technology sector, many technology companies are trading at historically attractive valuations. Therefore, we feel comfortable holding these companies even in the face of these global challenges. The best individual performer during the quarter was Wal-Mart Stores, Inc. (WMT), which gained 15%.

Dell, Inc. (DELL) was the worst performer and lost more than 23% during the quarter. Dell has two issues, one cyclical and one secular. The cyclical issue is that Dell’s business customers are struggling with economic uncertainty and are holding back purchases. Most major technology companies communicated the global economic challenges during their first quarter conference calls. While it may take time for the global economy to stabilize, we are of the opinion that it will turn eventually. When it does, Dell’s customers should then spend to make their data centers more efficient.

The secular issue haunting Dell and the one investors fear most is the risk that mobile devices such as smart phones and tablets are cannibalizing PC sales. Dell even mentioned that they were surprised by the slowdown in PC sales during the quarter, citing competition from tablets and their refusal to chase pricing as reasons for the slowdown. Dell and other PC makers have been unsuccessful in the tablet race, as their attempts to create their own devices have been unsuccessful. The news has gotten worse lately with Microsoft recently announcing that it would bypass its PC partners and produce its own tablet called the Surface.

Why own Dell given the PC risks? Dell is less exposed to the PC market than most investors think; many continue to focus on Dell’s struggle with PCs when in reality PCs generate less than half of Dell’s operating income. Since re-taking the CEO spot, Michael Dell, through a series of acquisitions and strategic moves, has grown Dell’s non-PC business, which includes servers, storage, software, and services. While PCs generate over 70% of revenue they account for less than half of operating income. The non-PC business, since the early 2000’s, has grown from 25% to over 50% of Dells operating income. These businesses have higher margins and are “stickier” at the client level than PCs.

When you read that Dell is struggling transition away from PCs, don't believe it. They already have made the transition. Fortunately for Dell, as the world continues to utilize more of the mobile devices that have cut into consumer PC sales, their small and medium size business customers depend more on Dell products and services to accommodate the additional data customers send and receive via those mobile devices. While Dell may lose the PC business in lieu of mobile devices, they actually earn more income on the data center infrastructure build.

Dell is attractively priced given the risks. At $12 the stock trades at a 16% free cash flow yield. Back out the cash on the balance sheet and you get a 20% Free Cash Flow yield. At that valuation the market is already pricing in huge decline in PC sales.

Portfolio Commentary

Income Fund

In Q2 of 2012, the Selkirk Income Fund lost 0.4%, handsomely outperforming the S&P 500 index, which lost 2.8%.

This short-term negative performance was the result of investor fears surrounding the crisis in Europe and a further slowing of the Chinese economy, both of which could have larger effects on the global economy in the future. As these issues continue to unfold, we may continue to see market volatility throughout 2012.

The best performing sector in the Income Fund was the Consumer Staples sector, which gained 7%. The worst performing sector was the Consumer Discretionary sector which lost 19% during the quarter. In general, companies with limited exposure to Europe and emerging markets performed better than those with greater exposure to Europe and emerging markets.

Lincare Holdings, Inc. (LNCR), the leading U.S. provider of home oxygen therapy, was the highlight during the quarter and gained 32% upon rumors that the company was accepting acquisition bids from three buyers. Those rumors were put to rest on July 1 when Germany’s Linde AG announced that it had agreed to buy Lincare for $41.50 per share in cash.

Disclosure of Fund Expenses

June 30, 2012

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2012 - June 30, 2012.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/12	ENDING ACCOUNT VALUE 6/30/12	EXPENSES PAID DURING PERIOD* 1/1/12-6/30/12	ANNUALIZED EXPENSE RATIO
ACTUAL
Selkirk Opportunities Fund	$ 1,000	$ 1,017.00	$ 7.25	1.45%(a)
Selkirk Core Fund	1,000	1,010.00	7.33	1.47%(a)
Selkirk Income Fund	1,000	1,036.40	7.32	1.45%(a)
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Selkirk Opportunities Fund	$ 1,000	$ 1,017.65	$ 7.25	1.45%(a)
Selkirk Core Fund	1,000	1,017.55	7.35	1.47%(a)
Selkirk Income Fund	1,000	1,017.65	7.25	1.45%(a)

(a) Effective March 14, 2012, the Advisor has contractually agreed (through April 30, 2013) to waive fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses) in order to limit Total Annual Fund Operating Expenses to 1.25% of the average net assets.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days (to reflect the one-half year period).

Schedule of Investments (unaudited)				June 30, 2012
Selkirk Opportunities Fund
COMMON STOCKS – 81.0%
NUMBER OF SHARES	VALUE		NUMBER OF SHARES		VALUE
Consumer Discretionary - 9.1%			Information Technology – 19.8%
Consumer Services - 9.1%			Semiconductors and Semiconductor Equipment - 0.7%
400	Hillenbrand, Inc.	$7,352	50	Linear Technology Corp.	$ 1,566
250	Matthews Int’l Corp.	8,123
75	Weight Watchers Int’l.	3,867	Software & Services - 13.5%
		19,342	600	Broadridge Financial Solutions	12,762
			100	Fair Isaac Corp.	4,228
Consumer Staples – 3.8%			700	Western Union	11,788
Food Beverage & Tobacco – 2.1%					28,778
75	McCormick & Co, Inc.	4,549
			Technology Hardware & Equipment - 5.6%
Household & Personal Products – 1.7%			*400	Dell, Inc.	5,008
50	Clorox Co.	3,623	*200	Zebra Technologies Corp.	6,872
					11,880
Financials – 11.9%
Diversified Financials - 9.8%			Materials – 3.5%
300	Federated Investors, Inc.	6,555	Materials - 3.5%
300	Legg Mason, Inc.	7,911	100	Sigma-Aldrich Corp.	7,393
500	Charles Schwab Corp.	6,465
		20,931
			Total Common Stocks - 81.0%		172,889
Insurance - 2.1%			(Cost $169,154) (a)
125	Willis Group Holdings plc	4,561

Health Care – 23.6%			Mutual Funds - 21.1%
Health Care Equipment & Services - 16.4%			45,186	Fidelity Institutional Government
100	Landauer, Inc.	5,733		Portfolio - Class I	45,186
300	Lincare Holdings, Inc.	10,206
400	OmniCare, Inc.	12,492
100	Patterson Companies, Inc.	3,447	Total Mutual Funds		45,186
50	WellPoint, Inc.	3,190	(Cost $45,186) (a)
		35,068
			Total Investments - 102.1%		218,075
Pharmaceuticals & Biotechnology - 7.2%			(Cost $214,340) (a)
*300	Charles River Laboratories	9,828
*10	Mettler-Toledo Int’l.	1,558	Other Net Assets Less Liabilities – (2.1%)		(4,431)
*50	Waters Corp.	3,974
		15,360	Net Assets - 100%		$213,644

Industrials - 9.3%
Capital Goods - 1.8%			(a) Cost for book and tax purposes is $214,340; the
50	Graco, Inc.	2,304	aggregate gross unrealized appreciation is $9,170 and
75	Ritchie Bros. Auctioneers	1,594	aggregate gross unrealized depreciation is $5,435,
		3,898	resulting in net unrealized appreciation of $3,735.

Commercial & Professional Services - 7.5%			* Non-income producing security.
*200	Cintas Corp.	7,722
50	Dun & Bradstreet Corp.	3,558	The accompanying notes are an integral part of these
100	Equifax, Inc.	4,660	financial statements.
		15,940

Schedule of Investments (unaudited)				June 30, 2012
Selkirk Core Fund
COMMON STOCKS – 92.8%
NUMBER OF SHARES	VALUE		NUMBER OF SHARES		VALUE
Consumer Discretionary – 4.7%			Transportation - 2.1%
Media – 1.9%			50	United Parcel Service, Inc.	$ 3,938
*75	Walt Disney Co.	$3,638
			Information Technology – 20.6%
Retailing - 2.8%			Software & Services – 11.0%
100	Home Depot, Inc.	5,299	300	Microsoft Corp.	9,177
			700	Western Union	11,788
Consumer Staples – 22.0%					20,965
Food & Staples Retailing - 8.4%			Technology Hardware & Equipment - 9.6%
300	Sysco Corp.	8,943	500	Cisco Systems, Inc.	8,585
100	Wal-Mart Stores, Inc.	6,972	*450	Dell, Inc.	5,634
		15,915	200	Hewlett-Packard Co.	4,022
Food Beverage & Tobacco – 5.2%					18,241
75	Kraft Foods, Inc.	2,896
100	PepsiCo, Inc.	7,066
		9,962	Total Common Stocks - 92.8%		176,135
			(Cost $175,115) (a)
Household & Personal Products – 8.4%
50	Clorox Co.	3,623
200	Procter & Gamble Co.	12,250	Mutual Funds – 12.8%
		15,873	24,304	Fidelity Institutional Government
				Portfolio - Class I	24,304
Financials –13.2%
Banks - 1.7%
100	U.S. Bancorp	3,216	Total Mutual Funds		24,304
			(Cost $24,304) (a)
Diversified Financials – 11.5%
100	American Express Co.	5,821
150	Capital One Financial Corp.	8,199	Total Investments - 105.6%		200,439
600	Charles Schwab Corp.	7,758	(Cost $199,419) (a)
		21,778
			Other Net Assets Less Liabilities – (5.6%)		(10,646)
Health Care – 21.1%
Health Care Equipment & Services – 12.7%			Net Assets - 100%		$189,793
50	Becton Dickinson & Co.	3,737
200	Medtronic, Inc.	7,746
200	OmniCare, Inc.	6,246
100	WellPoint, Inc.	6,379
		24,108

Pharmaceuticals & Biotechnology – 8.4%			(a) Cost for book and tax purposes is $199,419; the
150	Johnson & Johnson	10,134	aggregate gross unrealized appreciation is $7,433 and
250	Pfizer, Inc.	5,750	aggregate gross unrealized depreciation is $6,413,
		15,884	resulting in net unrealized appreciation of $1,020.

Industrials – 11.2%			* Non-income producing security.
Capital Goods – 9.1%
100	Emerson Electric Co.	4,658	The accompanying notes are an integral part of these
500	General Electric Co.	10,420	financial statements.
25	3M Co.	2,240
		17,318

Schedule of Investments (unaudited)				June 30, 2012
Selkirk Income Fund
COMMON STOCKS – 94.1%
NUMBER OF SHARES	VALUE		NUMBER OF SHARES		VALUE
Consumer Discretionary - 1.9%			Commercial & Professional Services - 2.4%
Consumer Services - 1.9%			125	Waste Management, Inc.	$ 4,175
175	Hillenbrand, Inc.	$3,217
			Transportation - 3.4%
Consumer Staples - 25.8%			75	United Parcel Service, Inc.	5,907
Food & Staples Retailing – 6.3%
250	Sysco Corp.	7,453	Information Technology - 20.8%
50	Wal-Mart Stores, Inc.	3,486	Semiconductors and Semiconductor
		10,939	Equipment -3.1%
Food Beverage & Tobacco – 8.3%			200	Intel Corp.	5,330
100	Kraft Foods, Inc.	3,862
150	PepsiCo, Inc.	10,599	Software & Services - 14.3%
		14,461	275	Broadridge Financial Solutions	5,849
			250	Microsoft Corp.	7,647
Household & Personal Products – 11.2%			150	Paychex, Inc.	4,712
100	Clorox Co.	7,246	400	Western Union	6,736
200	Procter & Gamble Co.	12,250			24,944
		19,496
			Technology Hardware & Equipment - 3.4%
Energy - 2.4%			350	Cisco Systems, Inc.	6,009
Energy - 2.4%
50	Exxon Mobil Corp.	4,279
			Total Common Stocks - 94.1%		164,121
Financials - 6.7%			(Cost $160,167) (a)
Diversified Financials - 6.7%
300	Federated Investors, Inc.	6,555	Mutual Funds - 5.6%
400	Charles Schwab Corp.	5,172	9,718	Fidelity Institutional Government
		11,727		Portfolio - Class I	9,718

Health Care – 23.4%			Total Mutual Funds		9,718
Health Care Equipment & Services - 10.9%			(Cost $9,718) (a)
75	Becton Dickinson & Co.	5,606
250	Lincare Holdings, Inc.	8,505	Total Investments - 99.7%		173,839
125	Medtronic, Inc.	4,841	(Cost $169,885) (a)
		18,952
			Other Net Assets Less Liabilities – 0.3%		493
Pharmaceuticals & Biotechnology – 12.5%
75	Abbott Laboratories	4,835	Net Assets - 100%		$174,332
150	Johnson & Johnson	10,134
300	Pfizer, Inc.	6,900
		21,869	(a) Cost for book and tax purposes is $169,885; the
			aggregate gross unrealized appreciation is $7,912 and
Industrials - 13.1%			aggregate gross unrealized depreciation is $3,958,
Capital Goods - 7.3%		8,336	resulting in net unrealized appreciation of $3,954.
400	General Electric Co.	4,480
50	3M Co.	12,816	* Non-income producing security.

			The accompanying notes are an integral part of these
			financial statements.

Statements of Assets and Liabilities			June 30, 2012 (Unaudited)
Assets: Investments at market value,	Selkirk Opportunities Fund	Selkirk Core Fund	Selkirk Income Fund
(cost: $214,340; $199,419; $169,885)	$218,075	$200,439	$173,839
Cash	0	6,475	0
Receivables:
Interest and dividends	154	119	141
Fund shares sold	19,900	0	5,925
Receivable from Advisor	12,578	12,527	12,627
Prepaid expenses and other assets	12,352	12,346	12,346
Total Assets	263,059	231,906	204,878
Liabilities:
Payables:
Investment advisory fees (Note 2)	0	0	0
Distribution and service charges payable	121	155	144
Investments purchased	22,932	15,603	4,034
Accrued expenses	26,362	26,355	26,368
Total Liabilities	49,415	42,113	30,546
Net Assets	213,644	189,793	174,332
Analysis of net assets:
Paid in capital (a)	209,878	188,200	170,181
Accumulated undistributed net investment income (loss)	31	433	0
Accumulated undistributed net realized gain (loss)	0	140	197
Net unrealized appreciation (depreciation) on investments	3,735	1,020	3,954
Net Assets	$213,644	$189,793	$174,332
Shares of beneficial interest issued outstanding	21,008	18,800	16,903
Net asset value, offering price and redemption price per share	$10.17	$10.10	$10.31

(a) Each Fund has an unlimited number of no par value shares of beneficial interest authorized. The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Six Month Period Ended June 30, 2012 (Unaudited)
Investment income and expenses: Investment income:	Selkirk Opportunities Fund	Selkirk Core Fund	Selkirk Income Fund
Dividend	$834	$1,497	$1,836
Total investment Income	834	1,497	1,836
Expenses:
Investment advisory fee (Note 2)	684	718	669
Distribution expense (Note 6)	137	179	167
Accounting expense	12,929	12,929	12,929
Admin/Compliance expense	3,978	3,979	3,979
Custodial fees and bank cash management fee	1,835	1,954	2,022
State registration	3,686	3,686	3,686
Transfer and shareholder servicing agent fee	6,361	6,361	6,361
Audit/Tax	8,701	8,701	8,701
Legal	5,163	5,163	5,163
Offering Cost	6,803	6,803	6,803
Other	6,141	6,141	6,141
Total expenses	56,418	56,614	56,621
Expenses waived/reimbursed	(55,615)	(55,550)	(55,641)
Expenses net of waived/reimbursed expenses	803	1,064	980
Net investment income	31	433	856
Realized and unrealized gain on investments:
Realized gain (loss) on investments:
Proceeds from sales	0	2,962	11,054
Cost of securities sold	0	2,822	10,857
Net realized gain on investments	0	140	197
Net unrealized appreciation(depreciation) on investments:
Beginning of period	0	0	0
End of period	3,735	1,020	3,954
Net change in net unrealized appreciation on investments during the period	3,735	1,020	3,954
Net realized and unrealized gain on investments	3,735	1,160	4,151
Net increase in net assets from operations	$3,766	$1,593	$5,007

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets For The Six Month Period Ended June 30, 2012 (Unaudited)
From investment activities: Operations Net investment income	Selkirk Opportunities Fund $31	Selkirk Core Fund $433	Selkirk Income Fund $856
Net realized gain on investments	0	140	197
Net change in net unrealized appreciation on investments during the period	3,735	1,020	3,954
Net increase in net assets from operations	3,766	1,593	5,007
Distribution from net investment income	0	0	(856)
Distribution from short-term capital gains, net	0	0	0
Distribution from net realized gains	0	0	0
Increase in net assets from investment activities	3,766	1,593	4,151
From capital transactions (Note 4):
Proceeds from shares sold	209,913	188,200	169,325
Net asset value of shares issued through dividend reinvestment	0	0	856
Cost of shares redeemed	(35)	0	0
Increase in net assets from capital transactions	209,878	188,200	170,181
Total increase in net assets	213,644	189,793	174,322
Net assets at beginning of period	0	0	0
Net assets at end of period	$213,644	$189,793	$174,332
Accumulated undistributed net investment income	$31	$433	$0

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2012

1. SIGNIFICANT ACCOUNTING POLICIES:

The Ambassador Funds (the “Trust”) was organized as a Delaware business trust on March 22, 2000. The Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 (the “Act”). The Trust is authorized to issue an unlimited number of shares without par value. As of the end of the period covered by this Report, the Trust consists of five series (the “Funds”), three of which are currently operational and are included in this report. A summary of the three operational funds and their respective investment objectives is included below:

The Opportunities Fund The primary objective of this Fund is long-term capital appreciation by investing at least 70% of its assets in companies with market capitalization of less than $5 billion or smaller than the largest company in the Russell 2000 Index.

The Core Fund The primary objective of this Fund is long-term capital growth by investing at least 70% of its assets in companies with market capitalization of greater than $500 million (measured at the time of purchase), considered by the Fund’s Adviser to be large and mid-cap issuers.

The Income Fund The primary objective of this Fund is to provide dividend income by investing primarily in the common and preferred stocks of companies that pay dividends. In a weak market economy, the Fund may select to invest in investment grade fixed income securities. Under normal market conditions, at least 80% of all securities owned by the Fund, whether equity or fixed income, securities will be income-producing securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)

Securities Valuation

Investments are stated at market value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the most recent sale or quoted bid. If there are no reported sales and no reported bid quotations for a security on valuation date, or is not traded on an exchange, the pricing service may obtain bid prices directly from broker dealers. Other securities traded over-the-counter shall be valued at the most recent bid quotation. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. Debt securities for which market quotations are not readily available are valued using a valuation provided by a principal market maker in the bond selected by the Advisor and with respect to a newly-acquired bond for which the Authorized Pricing Vendors have not yet begun to provide valuations, the bond shall be valued at cost until valuation is provided by one of the Authorized Pricing Vendors. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b)

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

June 30, 2012

(c)

General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards, as allowable, to minimize certain distributions of capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

(e)

Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

(f)

Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•

Level 1 - quoted prices in active markets for identical investments;

•

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

•

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements

June 30, 2012

The following table summarizes the respective Fund’s investments at June 30, 2012, based on the inputs used to value them (in dollars):

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Opportunities Fund -
Common Stocks	$172,889	$0	$0	$172,889
Money Market Funds	$45,186	$0	$0	$45,186
FUND TOTAL	$218,075	$0	$0	$218,075
Core Fund -
Common Stocks	$176,135	$0	$0	$176,135
Money Market Funds	$24,304	$0	$0	$24,304
FUND TOTAL	$200,439	$0	$0	$200,439
Income Fund -
Common Stocks	$164,121	$0	$0	$164,121
Money Market Funds	$9,718	$0	$0	$9,718
FUND TOTAL	$173,839	$0	$0	$173,839

2. Investment Adviser and Related Parties:

The Funds have entered into an investment advisory agreement with Convergence Financial Services, Inc. (the “Adviser”) on behalf of each Fund. The Adviser is controlled by M&O Capital, Inc. and Mr. Timothy J. Otto, President of the Adviser, owns 50% of M&O Capital, Inc. Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, the Adviser has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Since the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the Adviser. The expense cap agreements will continue in effect until April 30, 2013 with successive renewal terms of one year unless terminated by the Adviser or the Funds’ Board of Trustees prior to any such renewal.

	Annual Advisory Fees	Expense Limitation
Selkirk Opportunities Fund	1.25%	1.25%
Selkirk Core Fund	1.00%	1.25%
Selkirk Income Fund	1.00%	1.25%

Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Selkirk Selkirk Selkirk Opportunities Core Income Fund Fund Fund 2015 $55,615 $55,550 $55,641 $55,615 $55,550 $55,641

Notes to Financial Statements

June 30, 2012

3. SUB ADVISER:

Clarkston Capital Partners, LLC, a Michigan limited liability company (“Clarkston”), is the Sub-Adviser to the Opportunities Fund, the Core Fund and the Income Fund. Clarkston receives a sub-advisory fee equal to 50% of the fees paid to the Adviser by each such Fund. Sub-Advisory fees paid to Clarkston respectively, are paid entirely by the Adviser, and do not result in any additional costs to the Funds.

4. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each of the Funds.

	Opportunities Fund	Core Fund	Income Fund
2012 Beginning Shares	0	0	0
Shares sold	21,011	18,800	16,818
Shares issued upon dividend reinvestment	0	0	85
Shares redeemed	3	0	0
Net increase (decrease) in shares outstanding	21,008	18,800	16,903
Ending Shares	21,008	18,800	16,903

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2012, excluding short-term securities were:

Proceeds from

Cost of Purchases

Sales of Securities

Opportunities Fund	$ 169,152	$$ 0
Core Fund	177,910	2,962
Income Fund	171,024	11,054

6. DISTRIBUTION PLAN:

Each of the Selkirk Funds has adopted a Service and Distribution Plan under which the Distributor is reimbursed for some of its distribution expenses. The Service and Distribution Plans were approved by the Board of Trustees in accordance with Rule 12b-1 under the Investment Company Act of 1940. Payments under the Service and Distribution Plan are at an annual rate of 0.25% of the average daily net asset value for each of the Fund and accrued daily. The Plan permits the Funds to pay certain expenses associated with the distribution of their shares.

7. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes to Financial Statements

June 30, 2012

Selkirk Funds Six Months Ended 6/30/12 (Unaudited) Selkirk Selkirk Selkirk Opportunities Core Income Fund Fund Fund
Net asset value at beginning of period	$10.000	$10.000	$10.000
Net investment income	0.003	0.030	0.057
Net realized and unrealized gain (loss) on investments	0.167	0.065	0.310
Total from investment operations	0.170	0.095	0.367
Less:
Distributions from net investment income	0.000	0.000	(0.053)
Distributions from short-term capital gains, net	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000
Total distributions	0.000	0.000	(0.053)
Net asset value at end of period	$10.170	$10.095	$10.314
Total return	1.70%	1.00%	3.64%
Ratios to average net assets:
Expenses - Net	1.45%*	1.47%*	1.45%*
Expenses - Gross (a)	102.08%*	78.35%*	84.08%*
Net investment income	0.03%*	0.30%*	0.63%*
Portfolio turnover	0.00%	2.21%	8.27%
Net assets	$213,644	$189,793	$174,332

* As reported for the period - annualized.

(a) Gross Expense Ratio reflects fees waived/reimbursed.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Other Information

BOARD APPROVAL OF ADVISORY AGREEMENTS

None of the Selkirk Opportunities Fund, Selkirk Core Fund or Selkirk Income Fund (collectively, the “Selkirk Funds” or “Funds” and each a “Selkirk Fund” or a “Fund”), each a series of Ambassador Funds (“Ambassador”), commenced operations prior to January 1, 2012. Consequently, this Semi-Annual Report for the period ended June 30, 2012, is the first such Report mailed to shareholders of the Funds since the date on which the Board of Trustees (the “Board”) of Ambassador approved the Investment Advisory Agreement and the Subadvisory Agreement (the “Agreements”) covering the Funds. The following is a discussion of the Board’s approval of the Agreements during the 2011 calendar year, prior to the commencement of the Funds’ operations.

The Board oversees the management of the Selkirk Funds. Beginning at its regular meeting on April 18, 2011 (the “April meeting”) and continuing at a Special Meeting on June 7, 2011 (“June Meeting”), the Board met to consider, among other things, factors relating to the selection of Convergence Financial Services, Inc. (“Convergence”) as Adviser to the Funds and Clarkston Capital Partners, LLC (“Clarkston”) as Subadviser to the Funds and the approval of the Investment Adviser Agreement and Subadvisory Agreement with such respective parties related to the Funds.

As part of this process, the Independent Trustees of Ambassador and the full Board, with the assistance of counsel for the Independent Trustees, prepared questions which were submitted to the Convergence and Clarkston in anticipation of the approval process (“Advisory Agreement 15c Questions”). At the June Meeting, the Board, including of the Independent Trustees who were present in-person, reviewed Convergence’s and Clarkston’s responses to the 15c Questions and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included: (i) information concerning the proposed and estimated expense ratios of each of the Funds, compared against a peer group of each of the Funds; (ii) the management fees and fee structure for each Fund (including peer group data related thereto); (iii) information regarding the financial condition of each of Convergence, Convergence’s parent entity and Clarkston; and (iv) other business information regarding each of Convergence, Convergence’s parent entity and Clarkston.

Collectively during the April and June meetings (the “Meetings”), the Board conducted an in-depth review of the raw and comparative data provided to them, as well as the projected budgets of Convergence and Clarkston, including the assumptions upon which they were based, throughout the initial period of the proposed Agreements. The Board reviewed the Agreements themselves and considered a number of factors including, without limitation, materials regarding Convergence and Clarkston (including material provided at prior recent Board meetings), the expected management and advisory needs of the Funds, the nature extent and quality of services proposed to be provided by Convergence and Clarkston, the anticipated profitability of Convergence and Clarkston, anticipated economies of scale, the management fee structure (including that the total management fee paid by each Fund will be split by Convergence and Clarkston, rather than the Funds paying a separate fee to each of Convergence and Clarkston), Clarkston’s past advisory performance with comparable models to certain of the Selkirk Funds, Convergence’s and Clarkston’s respective compliance policies and procedures, and the ownership and control of each of Convergence and Clarkston.

Upon completion of this review, a majority of the Independent Trustees, and a majority of the full Board, voted to approve the Agreements with respect to the Funds, in each case effective for a two-year initial term. Each of the Investment Advisory Agreement and the Subadvisory Agreement are subject to termination without penalty with respect to any Fund at any time upon 60 days’ notice by the vote of the Board, by a majority vote of the shareholders or by Convergence and/or Clarkston, as applicable.

REASONS THE BOARD APPROVED THE AGREEMENTS

The Board’s determinations were based upon a comprehensive consideration of all information provided to the Board, and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Board’s decisions to approve the Agreements. The Board noted the importance of reviewing quantitative measures, but also recognizes that qualitative factors could be equally or more important in assessing whether Fund shareholders are likely to be well-served by the approval of the Agreements. The Board noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Board who takes many factors, including those listed below, into consideration in representing the shareholders of the Funds.

Other Information (Cont’d)

BOARD APPROVAL OF ADVISORY AGREEMENTS

The Board generally considered the following factors (no single one of which was determinative): (i) the management and advisory needs of the Selkirk Funds; (ii) the nature and quality of the services expected to be provided by Convergence and Clarkston in relation to the fee paid; (iii) the anticipated profitability to Convergence and Clarkston (including an analysis of each such entity’s cost of providing services); (iv) whether Convergence and/or Clarkston is expected to enjoy economies of scale and, if so, whether either or both is expected to share the benefits of such economies with Selkirk Fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other similar funds; and (vi) the fall-out benefits to Convergence and Clarkston from managing a Selkirk Fund (i.e. indirect revenues to such entities attributable in some way to the existence of a Selkirk Fund).

The Board reviewed the profitability of M&O Capital, Inc. (“M&O”), as Convergence’s parent, and the anticipated profitability of Convergence and Clarkston. In particular, with respect to Convergence as a newly-formed entity with no operating history, the Board sought specific assurances from M&O that it would support Convergence and that Convergence would have the financial resources to fulfill its duties throughout the entire initial term of the Advisory Agreement. The Board was provided with such assurances, and based its determinations with respect to the Advisory Agreements, in part, upon such assurances. The Board also discussed M&O’s proposed marketing strategy and encouraged M&O’s founder to aggressively pursue marketing the Selkirk Funds to M&O’s current clients and through its network of resources. The Board reviewed and discussed the net asset value assumptions upon which much of the information provided to the Board by Convergence and Clarkston was based. The Board discussed the anticipated total revenues and fall-out benefits to Convergence and Clarkston and each of their respective affiliates from the Investment Advisory Agreement and Subadvisory Agreement, and the limited profitability expected to be realized by Convergence, at least at the outset of the Investment Advisory Agreement, whose only clients are the Selkirk Funds. The Board noted that the fee schedules for the Selkirk Funds did not contain break-points, but determined that, at the time of their inception and in the near future thereafter, the Selkirk Funds’ assets are not anticipated to be sufficiently high such that Convergence would realize economies of scale.

Since the Selkirk Funds commenced operations in January, 2012, they had no performance history upon which the Board was able to perform a fund-by-fund analysis. However, the Board reviewed the proposed investment objectives, strategies, risks and restrictions for each of the Selkirk Funds. The Board also reviewed Clarkston’s track-record with respect to Clarkston’s management of securities accounts investing in a manner similar certain of the Selkirk Funds Clarkston was proposed to subadvise. Further, in light of Convergence’s (and, indirectly, Clarkston’s) agreement to waive its fees as needed to keep the Selkirk Funds’ operating expenses below certain specified amounts through December 31, 2012. the Board determined that the Selkirk Funds’ anticipated expenses are satisfactory based on the Selkirk Funds’ anticipated asset levels. Counsel reminded the Board that each of the Advisory Agreement and the Subadvisory Agreement may be terminated at any time and without the payment of any fees upon sixty days’ notice by the Board.

The Board found that the proposed advisory fee for each Selkirk Fund was reasonable in light of the nature, quality and extent of the services to be provided to each Selkirk Fund, and the costs anticipated to be incurred by Convergence and Clarkston in providing such service. The Board also found that the absence of break-points in the fee schedules for the Selkirk Fund was acceptable for the time being, as Convergence is not anticipated to realize economies of scale at the outset of the Advisory Agreement, but noted that the Board would continue to review and consider whether break-points should be added in the future. The Board also reviewed the biographies of the individuals proposed to serve as portfolio managers to each of the Selkirk Funds, and concluded that the individuals proposed, respectively, by Convergence and Clarkston have appropriate experience and knowledge to serve as such and that the Selkirk Funds are likely to benefit from the management by such individuals.

The following table contains information regarding the Trustees and Officers of Ambassador Funds. Asterisks indicate those Trustees who are “interested persons”, as defined in the Investment Company Act of 1940, as amended, of the Funds. The Ambassador Money Market Fund’s Statement of Additional Information includes additional information about the Trustees and Officers and is available by calling (800) 992-0444.

Selkirk Funds

Name (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DISINTERESTED TRUSTEES (1)
John L. Guy (1952)	Trustee	Indefinite Term since July 16, 2010	Sr. VP/Director of Business & Professional Banking, Webster Bank, since Dec. 2010; Sr. VP SBA & Alternative Lending, Feb 2008 to Dec 2010, Sr. VP Business Banking, Fifth/Third Bank, Nov 2006 to Feb 2008; Executive Director, Wachovia Corp. (formerly First Union Nat'l Bank), Business Banking, General Bank Group, from Nov 1999 to April 2006.	3	The Monetta Fund, Inc. (one fund), since 1998 , and The Monetta Trust, (three funds), since 1993.
Marlene Z. Hodges (1948)	Trustee	Indefinite Term since July 16, 2010	VP of Finance and Administration for Orchard Village, Skokie, Since May 2012; CFO, Asian Human Services from Feb 2007 to April 2011; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan 2006 to Feb 2007; CFO, Abraham Lincoln Center from March 2003 to Jan 2006.	3	The Monetta Fund, Inc. (one fund), and The Monetta Trust, (three funds), since 2001.
Mark F. Ogan (1942)	Trustee	Indefinite Term since July16, 2010	Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally) April 2008 to June 2008; Sr. VP & COO, of RM Acquisition, LLC (d/b/a Rand McNally), from Dec 2007 to April 2008; Sr. VP & COO, Rand McNally & Co. from July 2003 to Dec 2007.	3	The Monetta Fund, Inc. (one fund), since 1988 , and The Monetta Trust, (three funds),since 1993.
Robert S. Bacarella (1949)	Trustee	Indefinite Term since July 16, 2010	Chairman, Chief Executive Officer and President of Monetta Financial Services, Inc. since April 1997, President from 1984 to 1996 and Director since 1984.	3	The Monetta Fund, Inc. (one fund), since 1995 , and The Monetta Trust, (three funds), since 1993.
INTERESTED TRUSTEES (2)
Brian T. Jeffries (1965)	Trustee and President	Indefinite Term since 2000	Founder and President of Ambassador Capital Management, LLC since 1998; Partner and Portfolio Manager of Munder Capital Management from 1994 to 1998.	3	The Monetta Fund, Inc. (one fund), and the Monetta Trust, (three funds), since 2010.

Name (Year of Birth) Address	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES:
Gregory A. Prost (1966) Ambassador Funds 500 Griswold St., Suite 2800 Detroit, MI 48226	Vice President Secretary and Treasurer	Indefinite term; since 2000 since 2010	Chief Investment Officer of Ambassador Capital Management, LLC, since 2000; Partner and Senior Portfolio Manager of Munder Capital Management, Inc. from 1995 to 2000.
Maria C. De Nicolo (1949) Fund Services Group, LLC 1776-A South Naperville Rd., Suite 101 Wheaton, IL 60189	Chief Compliance Officer Chief Financial Officer	Indefinite term; since 2004 since 2010

President, Fund Services Group, LLC, since 2003; Secretary since 1996, Director since 1995 and CCO since 2004 of Monetta Financial Services, Inc; CCO of the Monetta Fund and Trust since 2004; CCO of the Adviser from 2004 to 2010.

Christina M. Curtis (1962) Fund Services Group, LLC 1776-A South Naperville Rd., Suite 101 Wheaton, IL 60189	Assistant Treasurer	Indefinite term; since 2010	Chief Financial Officer and Treasurer for Monetta Financial Services Inc. from 2004 to 2010; Assistant secretary of Monetta Fund and Trust since 1996; Treasurer of Fund Services Group since 2003.
Gary R. Schaefer (1946) Ambassador Capital Mgmnt, LLC 1776-A South Naperville Rd., Suite 101 Wheaton, IL 60189	Assistant Secretary	Indefinite term; since 2003	Vice President and Sr. Portfolio Manager, Ambassador Capital Management, LLC since 2000; Portfolio Manager, Monetta Financial Services, Inc. from 1997 to 2001; Lehman Brothers FID from 1973 to 1997.
Derek Oglesby (1977) Ambassador Funds 500 Griswold St., Suite 2800 Detroit, MI 48226	Assistant Secretary	Indefinite term; since 2003	Research Analyst, Ambassador Capital Management, LLC since 2000; Investment Research Analyst with Conning Asset Management (Hartford, CT) from 1998 to 2000.

(1)

All of the above Trustees were elected by shareholders at the July 16, 2010 Special Meeting of Ambassador Funds to hold office until a successor is elected and qualified.   Each Trustee oversees the Selkirk Opportunities Fund, Selkirk Core Fund, Selkirk Income Fund, Selkirk Bond Fund and Selkirk Short-Term Bond Fund. Each a series of the Ambassador Funds.

(2)

Mr. Jeffries is an “Interested Trustee” because of his position as an executive officer and a principal owner of Ambassador Capital Management, LLC, the Trust’s investment adviser for the Ambassador Money Market Fund, a series of the Trust, through the Fund’s liquidation date of June 29, 2012.

The business address for each Trustee (other than Mr. Jeffries) listed above is 1776-A South Naperville Road, Suite 101, Wheaton, IL 60189. Mr. Jeffries’ business address is 500 Griswold Street, Suite 2800, Detroit, MI 48226.

Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling (800) 992-0444.

Selkirk Funds 4000 Town Center, 11th Floor Southfield, Michigan 48075 1-888-296-3360	PRESORTED STANDARD U.S. Postage PAID Selkirk

ITEM 2. CODE OF ETHICS

Not applicable for the semi-annual filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this Registrant because it is not a “listed Issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this form N-CSR.

(b) Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

         INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

         AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this item.

1

Item 11.  CONTROLS AND PROCEDURES

(a) Based in their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

  (a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not applicable to this filing.

  (a)(2)  EX-99.CERT –Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

  (a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent of given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  (b)  EX-99.906CERT –Certification by the registrant’s chief executive officer and Chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is filed and attached hereto as EX-99.906CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Ambassador Capital Management L.L.C.

By:  /s/  Brian T. Jeffries

     Name:    Brian T. Jeffries

     Title:   Principal Executive Officer

Date:  September 6, 2012

By:  /s/  Maria De Nicolo

     Name:    Maria De Nicolo

     Title:   Principal Financial Officer

Date:  September 6, 2012

3